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                       DISCOVERY CHOICE VARIABLE ANNUITY

                       SUPPLEMENT, DATED FEBRUARY 1, 2001
                        TO PROSPECTUS, DATED MAY 1, 2000

     At a meeting held on January 31, 2001, shareholders of The Prudential Series Fund, Inc. (the "Fund") made the following changes, among others:

     NEW INVESTMENT MANAGER. Fund shareholders approved a management contract with Prudential Investments Fund Management LLC ("PIFM"), a Prudential subsidiary, under which PIFM now manages each of the Fund's portfolios under a "manager-of-managers" approach. Under that approach, PIFM may change a subadviser or amend a subadvisory agreement without obtaining shareholder approval. The Fund's agreement with PIFM replaces the management agreement that the Fund formerly had with Prudential.

     JENNISON ASSOCIATES LLC ASSUMES RESPONSIBILITY FOR ADDITIONAL EQUITY PORTFOLIOS. Jennison Associates LLC ("Jennison"), a Prudential subsidiary, now serves as subadviser to the following Portfolios that previously were subadvised (in whole or in part) by The Prudential Investment Corporation ("PIC"):
Diversified Conservative Growth Portfolio (value sleeve), Equity Portfolio, Value Portfolio (formerly Equity Income Portfolio), Global Portfolio, and 20/20 Focus Portfolio (value sleeve). PIC continues to serve as subadviser to the Diversified Bond, Diversified Conservative Growth (fixed income sleeve), High Yield Bond, Small Capitalization Stock, and Stock Index Portfolios, although PIC now serves under a new subadvisory agreement that utilizes the "manager-of-managers" approach.

     EQUITY PORTFOLIO AND EQUITY INCOME PORTFOLIO. Each of these Portfolios now receives subadvisory services from Jennison and two non-Prudential subadvisers.

     Equity Portfolio. Salomon Brothers Asset Management Inc. ("Salomon") manages approximately 25% of the Equity Portfolio's assets. Salomon is part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup Inc. GE Asset Management Incorporated ("GEAM") also serves as a subadviser to approximately 25% of the Equity Portfolio's assets. GEAM is a wholly-owned subsidiary of General Electric Corporation.

     Equity Income Portfolio. Formerly, the fundamental investment objective of the Fund's Equity Income Portfolio was to "seek both current income and capital appreciation." The Portfolio has changed its fundamental objective to that of seeking "capital appreciation", and has changed its name to the "Prudential Value Portfolio." The Prudential Value Portfolio seeks to achieve its fundamental objective by focusing on undervalued stocks -- those stocks that are trading below their underlying asset value, cash-generating ability, and overall earnings and earnings growth. Deutsche Asset Management Inc. ("Deutsche") serves as subadviser to approximately 25% of the assets of the Prudential Value Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. Key Asset Management Inc. ("Key") serves as a subadviser to approximately 25% of the assets of the Prudential Value Portfolio. Key is a wholly-owned subsidiary of KeyCorp, Inc.